Exhibit 10.1

JOINDER AGREEMENT

International Seaways, Inc.

International Seaways Operating Corporation

600 Third Avenue, 39th Floor

New York, NY 10016

May 23, 2024

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of May 20, 2022 (as amended by the First Amendment to Credit Agreement, dated as of March 10, 2023, the Second Amendment to Credit Agreement, dated as of April 26, 2024, and as further amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), among International Seaways, Inc., a Marshall Island corporation (“Holdings”), International Seaways Operating Corporation, a Marshall Islands corporation (the “Borrower”), the other Guarantors from time to time party thereto, the Lenders from time to time party thereto and Nordea Bank Abp, New York Branch, as Administrative Agent, Collateral Agent and Security Trustee. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

This joinder agreement (this “Joinder Agreement”) supplements the Credit Agreement and is delivered by the undersigned (each a “Joining Party” and, together, the “Joining Parties”), pursuant to Section 5.15 of the Credit Agreement.

Each Joining Party hereby agrees that upon the execution hereof to be bound as a Subsidiary Guarantor by all of the terms, covenants, obligations, liabilities and conditions set forth in the Credit Agreement and the other Loan Documents to the same extent that it would have been bound if it had been a signatory to the Credit Agreement and the other Loan Documents on the execution date or dates of the Credit Agreement and such other Loan Documents.  Without limiting the generality of the foregoing, and in furtherance thereof, each Joining Party, jointly and severally, hereby guarantees, as a primary obligor and not a surety, to each Secured Party and their respective successors and assigns, the prompt payment and performance in full when due (whether at stated maturity, by required prepayment, declaration, demand, by acceleration or otherwise) of the Guaranteed Obligations. The Joining Parties hereby represent and warrant that the representations and warranties set forth in Article III of the Credit Agreement and each of the other Loan Documents and applicable to the undersigned are true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality or Material Adverse Effect) on and as of the date hereof with the same effect as though made on and as of this date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality or Material Adverse Effect) on and as of such earlier date).

Schedule A, Collateral Vessels and Schedule B, Subsidiary Guarantors, attached hereto supplement Schedule 1.01(a), Part 2 and Schedule 1.01(h), respectively, of the Credit Agreement and shall be deemed a part thereof for all purposes of the Credit Agreement.  Each Joining Party hereby certifies, as of the date first written above, that the schedules attached hereto are complete and accurate and include all of the information required to be scheduled for them pursuant to the Credit Agreement.

This Joinder Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by the different parties hereto on separate counterparts, all of which shall together constitute one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Joinder Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar applicable state laws based on the Uniform Electronic Transactions Act.

This Joinder Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Joinder Party may assign or otherwise transfer any of its respective rights or obligations hereunder, except as permitted by the Credit Agreement and any other Loan Documents.

THIS JOINDER AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS JOINDER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

The provisions of Sections 11.06, 11.07, 11.09(b), 11.09(c), 11.09(d), 11.10 and 11.12 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

From and after the execution and delivery hereof by the parties hereto, this Joinder Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

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IN WITNESS WHEREOF, each Joining Party has caused this Joinder Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

SEAWAYS SHIPPING III CORPORATION

JENNINGS TANKER CORPORATION

LAFAYETTE TANKER CORPORATION

HARRISON TANKER CORPORATION

EB TANKER CORPORATION

CRYSTAL TANKER CORPORATION

By:/s/ James D. Small III
Name:James D. Small III
Title: Vice President and Secretary

AGREED TO AND ACCEPTED:

NORDEA BANK ABP, NEW YORK BRANCH,
as Administrative Agent and Collateral Agent

By:/s/ Erik Havnvik
Name: Erik Havnvik
Title: Managing Director

By:/s/ Christopher Spitler
Name: Christopher Spitler
Title: General Counsel

Schedules to the Joinder Agreement

Table of Contents

Schedule A--Collateral Vessels

Schedule B--Subsidiary Guarantors

Schedule A - Collateral Vessels

	Vessel	Documented Owner	Official Number	Flag	IMO Number	Built Date (yyyy/mm)
1.	Seaways Dwarka (ex Crystal Bay)	Crystal Tanker Corporation	5187	Marshall Islands	9697624	2014/11
2.	Seaways Lonsdale (ex Excelsior Bay)	EB Tanker Corporation	5186	Marshall Islands	9697612	2014/10
3.	Seaways Castle Hill (ex Harrison Bay)	Harrison Tanker Corporation	5188	Marshall Islands	9697636	2015/09
4.	Seaways Loma (ex Jennings Bay)	Jennings Tanker Corporation	5535	Marshall Islands	9717773	2015/05
5.	Seaways Cape May (ex Lafayette Bay)	Lafayette Tanker Corporation	5536	Marshall Islands	9717785	2015/07

Schedule B - Subsidiary Guarantors

1. Seaways Shipping III Corporation
2. Crystal Tanker Corporation
3. EB Tanker Corporation
4. Harrison Tanker Corporation
5. Jennings Tanker Corporation
6. Lafayette Tanker Corporation